EX-99.16.a

POWER OF ATTORNEY

I, the undersigned President/Chief Executive Officer and member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Shawn K. Lytle
Shawn K. Lytle

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Jerome D. Abernathy
Jerome D. Abernathy

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Thomas L. Bennett
Thomas L. Bennett

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Ann D. Borowiec
Ann D. Borowiec

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Joseph W. Chow
Joseph W. Chow

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ John A. Fry
John A. Fry

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Frances A. Sevilla-Sacasa
Frances A. Sevilla-Sacasa

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Thomas K. Whitford
Thomas K. Whitford

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Christianna Wood
Christianna Wood

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware VIP Trust, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware VIP Trust’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19th day of June, 2019.

/s/ Janet L. Yeomans
Janet L. Yeomans

Exhibit A
PROPOSED REORGANIZATIONS
FIRST INVESTORS FUND	ACQUIRING FUND
First Investors Life Series Covered Call Strategy Fund	Delaware VIP Covered Call Strategy Series
First Investors Life Series Fund For Income	Delaware VIP Fund for Income Series
First Investors Life Series Select Growth Fund	Delaware VIP Growth Equity Series
First Investors Life Series Equity Income Fund	Delaware VIP Equity Income Series
First Investors Life Series Government Cash Management Fund	Delaware VIP Government Cash Management Series
First Investors Life Series Growth & Income Fund	Delaware VIP Growth and Income Series
First Investors Life Series Opportunity Fund	Delaware VIP Opportunity Series
First Investors Life Series Limited Duration Bond Fund	Delaware VIP Limited Duration Bond Series
First Investors Life Series Special Situations Fund	Delaware VIP Special Situations Series
First Investors Life Series International Fund	Delaware VIP International Series
First Investors Life Series Total Return Fund	Delaware VIP Total Return Series
First Investors Life Series Investment Grade Fund	Delaware VIP Investment Grade Series